UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-7162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2011

ITEM 1.          SCHEDULE OF INVESTMENTS

WESTERN ASSET HIGH INCOME FUND INC.

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 84.3%
CONSUMER DISCRETIONARY — 18.2%
Automobiles — 0.2%
Escrow GCB General Motors	7.200%	1/15/11	250,000	$2,500	(a)(b)(c)(g)
Escrow GCB General Motors	8.375%	7/15/33	435,000	4,350	(a)(b)(g)
Ford Motor Credit Co., LLC, Senior Notes	7.500%	8/1/12	105,000	107,172
Total Automobiles				114,022
Diversified Consumer Services — 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	130,000	121,875
Sotheby’s, Senior Notes	7.750%	6/15/15	160,000	167,600
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	35,000	33,688
Total Diversified Consumer Services				323,163
Hotels, Restaurants & Leisure — 6.5%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	40,000	29,600
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	229,000	167,170
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	160,000	144,800
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	232,228	206,247	(d)(e)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	130,000	123,175	(d)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	280,000	240,100	(d)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	70,000	68,425	(d)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	110,000	101,750	(d)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	104,000	100,360	(d)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	100,000	93,000	(d)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	145,000	146,450
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	30,000	30,300	(d)
MGM Resorts International, Senior Notes	5.875%	2/27/14	160,000	146,800
MGM Resorts International, Senior Notes	6.625%	7/15/15	20,000	17,050
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	16,444
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	40,000	44,100
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	410,000	272,650
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	280,000	284,200	(d)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	192,100
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	85,000	86,062
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	30,000	29,025
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	140,000	139,300	(d)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	90,000	79,200	(d)(f)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	45,000	43,538	(d)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	175,000	18	(a)(b)(g)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	20,000	2	(a)(b)(g)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	136,000	134,640	(d)
Total Hotels, Restaurants & Leisure				2,936,506
Household Durables — 0.2%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	110,000	91,025
Internet & Catalog Retail — 0.8%
Netflix Inc., Senior Notes	8.500%	11/15/17	130,000	141,375
QVC Inc., Senior Secured Notes	7.375%	10/15/20	195,000	208,650	(d)
Total Internet & Catalog Retail				350,025
Media — 6.0%
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	64,850	74,253

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Media — (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	200,000		$209,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	500,000		322,500	(d)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	90,000		51,750	(d)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	110,000		104,500
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	160,000		172,400	(d)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	230,000		242,650
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000		20,325
DISH DBS Corp., Senior Notes	7.875%	9/1/19	45,000		46,125
DISH DBS Corp., Senior Notes	6.750%	6/1/21	90,000		86,400	(d)
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	70,000		71,225
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	140,000		145,600	(d)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	140,000		131,600
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	140,000		116,200	(d)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	100,000		112,000
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	40,000		45,600
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	90,000		92,250
Univision Communications Inc., Senior Notes	8.500%	5/15/21	120,000		94,200	(d)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	150,000		134,250	(d)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	100,000		94,250	(d)
UPC Holding BV, Senior Notes	9.875%	4/15/18	65,000		65,325	(d)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	250,000	EUR	289,721	(d)
Total Media					2,722,124
Multiline Retail — 0.5%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	235,000		205,625
Specialty Retail — 2.6%
American Greetings Corp., Senior Notes	7.375%	6/1/16	275,000		281,187
American Greetings Corp., Senior Notes	7.375%	6/1/16	35,000		34,388
American Greetings Corp., Senior Notes	7.375%	6/1/16	20,000		19,650
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	210,000		171,150	(d)
Gymboree Corp., Senior Notes	9.125%	12/1/18	180,000		134,100
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	110,000		111,925
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	330,000		341,550
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	90,000		85,950	(d)
Total Specialty Retail					1,179,900
Textiles, Apparel & Luxury Goods — 0.7%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	60,000		55,200	(d)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	245,000		270,725
Total Textiles, Apparel & Luxury Goods					325,925
TOTAL CONSUMER DISCRETIONARY					8,248,315
CONSUMER STAPLES — 1.3%
Food Products — 1.0%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	220,000		187,000	(d)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	60,000		60,000	(d)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	210,000		182,700	(d)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	23,000		26,220
Total Food Products					455,920
Household Products — 0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	100,000		100,750	(d)
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	40,000		33,200
TOTAL CONSUMER STAPLES					589,870

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ENERGY — 10.2%
Energy Equipment & Services — 1.7%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	110,000	$110,550
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	175,000	166,250	(d)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	140,000	142,100
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	40,000	39,200
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	280,000	289,800
Total Energy Equipment & Services				747,900
Oil, Gas & Consumable Fuels — 8.5%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	110,000	123,750
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	100,000	93,500	(d)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	40,000	37,000	(d)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	210,000	217,350
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	160,000	164,800
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	148,050
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	293,781	254,121	(b)(d)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	50,000	51,500
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	134,225
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	100,000	103,727	(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	75,000	76,127	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	220,000	194,700
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	141,400	(d)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	45,000	48,150
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	50,000	51,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	20,000	20,600
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	160,000	128,800	(d)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	60,000	62,100	(d)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	300,000	250,500
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	40,000	43,800
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000	58,575
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	20,000	20,900
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	175,000	153,125	(d)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	60,000	48,900	(d)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	130,000	141,700
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	115,000	124,200
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	275,000	298,375
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	20,000	19,700
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	50,000	46,250	(d)
Teekay Corp., Senior Notes	8.500%	1/15/20	220,000	211,750
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	210,000	218,425	(d)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	60,000	60,600
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	140,000	126,000	(d)
Total Oil, Gas & Consumable Fuels				3,873,700
TOTAL ENERGY				4,621,600
FINANCIALS — 5.8%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	110,000	100,914
Commercial Banks — 1.2%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	140,000	100,599

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Banks — continued
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	94,619		$91,899
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	100,000		79,250	(d)(f)(h)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	140,000		126,525
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	90,000		84,150
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	80,000		52,400	(f)(h)
Total Commercial Banks					534,823
Consumer Finance — 0.8%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	160,000		145,600
Ally Financial Inc., Senior Notes	7.500%	12/31/13	30,000		30,525
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	100,000	EUR	122,252
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	70,000		72,904
Total Consumer Finance					371,281
Diversified Financial Services — 3.0%
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	15,000		12,767	(f)(h)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	125,000		140,625
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	110,000		112,338
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	30,000		27,825
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	70,000		67,463
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000		100,750
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	390,000		393,900
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	280,000		275,100
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	130,000		121,387
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	160,000		124,800
Total Diversified Financial Services					1,376,955
Insurance — 0.6%
American International Group Inc., Senior Notes	8.250%	8/15/18	100,000		111,138
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	70,000		68,961	(d)(f)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	12/31/11	40,000		30,042	(f)(h)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	60,000		59,400	(d)
Total Insurance					269,541
TOTAL FINANCIALS					2,653,514
HEALTH CARE — 4.8%
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	20,000		20,700
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	70,000		72,100	(e)
Total Health Care Equipment & Supplies					92,800
Health Care Providers & Services — 4.5%
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	168,260		162,958
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	110,000		111,100
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	455,000		451,587
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	100,000		94,000	(d)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	80,000		82,800
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	140,000		155,400	(d)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	275,000		286,000
INC Research LLC, Senior Notes	11.500%	7/15/19	70,000		62,825	(d)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	140,000		123,900	(d)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	210,000		160,650
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	60,000		65,250
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	190,000		185,963	(e)
US Oncology Inc.	9.125%	8/15/17	110,000		1,375	(g)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	110,000		101,475
Total Health Care Providers & Services					2,045,283

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Pharmaceuticals — 0.1%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	70,000	$70,350	(d)
TOTAL HEALTH CARE				2,208,433
INDUSTRIALS — 15.7%
Aerospace & Defense — 2.0%
Ducommun Inc., Senior Notes	9.750%	7/15/18	90,000	90,450	(d)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	171,000	178,695
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	90,000	84,150	(d)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	70,000	65,275	(d)
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	10,000	10,000	(d)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	220,000	220,000
Triumph Group Inc., Senior Notes	8.625%	7/15/18	70,000	74,900
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	205,000	199,875	(d)
Total Aerospace & Defense				923,345
Airlines — 2.3%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	79,472	65,167	(d)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	13,417	13,417
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	148,209	144,504
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	410,000	416,150	(d)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	107,557	104,868
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	41,745	42,788
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	58,000	60,030	(d)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	189,000	194,670	(d)
Total Airlines				1,041,594
Building Products — 1.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	54,600	38,493	(a)(d)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	220,000	209,550	(d)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	139,000	146,645	(d)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	130,000	137,150	(d)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	98,000	(d)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	90,000	74,025	(d)
Total Building Products				703,863
Commercial Services & Supplies — 1.4%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	260,000	240,500	(d)
American Reprographics Co., Senior Notes	10.500%	12/15/16	160,000	144,800
Geo Group Inc., Senior Notes	7.750%	10/15/17	155,000	160,812
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	80,000	69,600
Total Commercial Services & Supplies				615,712
Construction & Engineering — 0.8%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	150,000	138,000	(d)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000	206,800	(d)
Total Construction & Engineering				344,800
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	170,000	142,800	(d)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	120,000	128,100
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	220,000	205,700	(d)
Marine — 1.1%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	90,000	90,000	(a)(b)(d)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	120,000	120,000	(a)(b)(d)(e)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Marine — (continued)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	290,000		$242,875
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	80,000		67,200
Total Marine					520,075
Road & Rail — 3.6%
AE Escrow Corp., Senior Notes	9.750%	3/15/20	100,000		96,500	(d)
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.625%	3/15/18	40,000		39,800
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	273,812		253,479	(e)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	140,000		136,500
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	230,000		232,300	(b)(d)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000		128,483
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	290,000		311,750
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	20,000		23,000
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	200,000		194,000
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	183,000		199,012
Total Road & Rail					1,614,824
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	160,000		154,400
Transportation — 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	280,000		114,800	(d)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	250,000		173,750	(d)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	330,000		311,850	(d)
Total Transportation					600,400
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	150,000		137,250	(d)
TOTAL INDUSTRIALS					7,132,863
INFORMATION TECHNOLOGY — 3.2%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	285,000		237,975
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	280,000		294,000	(d)
IT Services — 1.3%
Ceridian Corp., Senior Notes	12.250%	11/15/15	143,775		116,457	(e)
First Data Corp., Senior Notes	10.550%	9/24/15	402,872		337,055	(e)
First Data Corp., Senior Notes	11.250%	3/31/16	100,000		68,000
First Data Corp., Senior Notes	12.625%	1/15/21	40,000		29,800	(d)
First Data Corp., Senior Secured Notes	7.375%	6/15/19	10,000		8,925	(d)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	20,000		19,100	(d)
Total IT Services					579,337
Semiconductors & Semiconductor Equipment— 0.7%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	80,000		80,200
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	60,000		60,150	(e)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	190,000		194,275
Total Semiconductors & Semiconductor Equipment					334,625
TOTAL INFORMATION TECHNOLOGY					1,445,937
MATERIALS — 8.8%
Chemicals — 1.8%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	110,000		111,650	(d)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	100,000		95,500	(d)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	93,000	EUR	102,169	(d)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	132,000		142,890	(d)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	160,000		173,600
Solutia Inc., Senior Notes	8.750%	11/1/17	15,000		16,050
Solutia Inc., Senior Notes	7.875%	3/15/20	120,000		126,900

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Chemicals — (continued)
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	70,000	$68,775	(d)
Total Chemicals				837,534
Containers & Packaging — 2.6%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	200,000	181,000	(d)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	150,000	128,250
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	120,000	117,000	(d)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	220,000	216,700	(d)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	390,000	310,050	(d)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	210,000	213,150	(d)
Total Containers & Packaging				1,166,150
Metals & Mining — 3.2%
Evraz Group SA, Notes	9.500%	4/24/18	100,000	98,000	(d)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000	98,000	(d)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	30,000	28,050	(d)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	360,000	286,200	(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	130,000	105,950	(d)
Novelis Inc., Senior Notes	8.750%	12/15/20	220,000	216,700
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	280,000	121,800
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	90,000	85,950	(b)(d)
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000	76,136
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000	73,515
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000	96,500	(d)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000	164,000	(d)
Total Metals & Mining				1,450,801
Paper & Forest Products — 1.2%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	176,000	171,600
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	140,000	104,650	(g)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	210,000	179,550	(d)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	60,000	43,800
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	70,000	48,650
Total Paper & Forest Products				548,250
TOTAL MATERIALS				4,002,735
TELECOMMUNICATION SERVICES — 9.4%
Diversified Telecommunication Services— 5.7%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	250,000	206,250	(d)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	8,000	6,800	(d)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	15,000	11,400
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	130,000	134,225	(d)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	200,000	201,500	(d)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	60,000	61,350
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	60,000	58,800
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	200,000	185,000	(d)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	300,000	261,000
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	116,000	115,130
Primus Telecom Holdings, Senior Secured Notes	9.500%	5/15/17	110,000	107,250	(d)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	23,977	22,478	(d)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	170,000	177,650
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	124,800	(d)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	101,250	(d)
West Corp., Senior Notes	8.625%	10/1/18	160,000	156,400
West Corp., Senior Notes	7.875%	1/15/19	200,000	189,000
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	130,000	111,150	(d)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services— (continued)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	200,000	$171,250	(d)
Windstream Corp., Senior Notes	7.500%	4/1/23	200,000	187,500
Total Diversified Telecommunication Services				2,590,183
Wireless Telecommunication Services— 3.7%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	100,000	97,500
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	100,000	88,250
Sprint Capital Corp., Global Notes	6.900%	5/1/19	160,000	138,400
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	150,000	112,875
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	550,000	480,563
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	165,000	162,525
True Move Co., Ltd., Notes	10.750%	12/16/13	395,000	422,650	(d)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	161,500	(d)
Total Wireless Telecommunication Services				1,664,263
TOTAL TELECOMMUNICATION SERVICES				4,254,446
UTILITIES — 6.9%
Electric Utilities — 2.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	280,000	289,800
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	150,000	133,500	(d)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	340,000	345,100
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	220,000	177,100	(d)
Total Electric Utilities				945,500
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	120,000	120,600
Independent Power Producers & Energy Traders — 4.5%
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	70,000	67,900	(d)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	40,000	38,400	(d)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	280,000	271,600	(d)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	102,603	(d)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	88,000
Edison Mission Energy, Senior Notes	7.625%	5/15/27	85,000	47,175
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	405,000	328,050
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	108,069	85,316	(e)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	40,000	39,596
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	165,000	161,700
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	110,000	105,050	(d)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	340,000	345,100	(d)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	390,000	329,550
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	48,715	51,151
Total Independent Power Producers & Energy Traders				2,061,191
TOTAL UTILITIES				3,127,291
TOTAL CORPORATE BONDS & NOTES (Cost — $39,939,382)				38,285,004
COLLATERALIZED SENIOR LOANS — 1.8%
CONSUMER DISCRETIONARY — 0.6%
Hotels, Restaurants & Leisure — 0.3%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	45,000	43,965	(i)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	119,700	110,722	(i)
Total Hotels, Restaurants & Leisure				154,687
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.870%	5/19/15	140,000	135,100	(i)
TOTAL CONSUMER DISCRETIONARY				289,787
INDUSTRIALS — 0.2%
Marine — 0.2%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	34,754	34,928	(a)(i)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Marine — (continued)
Trico Shipping AS, Term Loan B	0.000%	5/12/14	34,754		$34,928	(a)(i)(m)
TOTAL INDUSTRIALS					69,856
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	110,000		102,025	(i)
TELECOMMUNICATION SERVICES — 0.6%
Wireless Telecommunication Services— 0.6%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	277,925		279,315	(i)
UTILITIES — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.726 - 4.772%	10/10/17	95,155		64,081	(i)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $824,804)					805,064
CONVERTIBLE BONDS & NOTES — 1.6%
CONSUMER DISCRETIONARY — 1.1%
Diversified Consumer Services — 1.1%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	620,000		489,800	(d)
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	20,000		12,975	(d)
INDUSTRIALS — 0.4%
Marine — 0.4%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	290,000		213,150	(a)
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	40,000		30,900
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $757,427)					746,825
SOVEREIGN BONDS — 4.6%
Argentina — 0.9%
Republic of Argentina, GDP Linked Securities, Senior Bonds	0.000%	12/15/35	65,000		9,100	(f)(j)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	358,000		339,549
Republic of Argentina, Senior Bonds	7.000%	10/3/15	26,000		21,970
Republic of Argentina, Senior Notes	8.750%	6/2/17	25,000		22,000
Total Argentina					392,619
Brazil — 0.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	43,000	BRL	22,394
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	447,000	BRL	223,577
Total Brazil					245,971
Colombia — 0.3%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000		123,850
India — 0.3%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	140,000		116,900	(d)(f)
Indonesia — 0.5%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	539,000,000	IDR	75,984
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	297,000,000	IDR	44,822
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	378,000,000	IDR	54,151
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	408,000,000	IDR	56,850
Total Indonesia					231,807
Peru — 0.1%
Republic of Peru, Bonds	7.840%	8/12/20	170,000	PEN	69,539
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	140,000		138,425	(d)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Turkey — 0.9%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000	$13,500
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000	403,390
Total Turkey				416,890
Venezuela — 0.8%
Bolivarian Republic of Venezuela	5.750%	2/26/16	386,000	276,955	(d)
Bolivarian Republic of Venezuela	7.650%	4/21/25	16,000	9,120
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	53,000	32,993
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	28,000	27,650
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000	10,620
Total Venezuela				357,338
TOTAL SOVEREIGN BONDS (Cost — $2,185,411)				2,093,339

		SHARES
COMMON STOCKS — 2.3%
CONSUMER DISCRETIONARY — 1.5%
Automobiles — 0.1%
General Motors Co.		2,736	55,212	*
Media — 1.4%
Charter Communications Inc., Class A Shares		13,139	615,431	*
TOTAL CONSUMER DISCRETIONARY			670,643
ENERGY — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.		20,462,180	206,218	*(a)(b)
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares		866	17,285	*
TOTAL ENERGY			223,503
INDUSTRIALS — 0.3%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership		17	10,965	*(a)(b)
Nortek Inc.		229	4,809	*
Total Building Products			15,774
Marine — 0.3%
DeepOcean Group Holding AS		9,303	139,545	*(b)
TOTAL INDUSTRIALS			155,319
TOTAL COMMON STOCKS (Cost — $979,709)			1,049,465
CONVERTIBLE PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
Diversified Financial Services — 0.6%
Bank of America Corp.	7.250%	290	222,137
Citigroup Inc.	7.500%	900	71,667
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $393,473)			293,804
PREFERRED STOCKS — 2.3%
FINANCIALS — 2.2%
Commercial Banks — 0.5%
Banesto Holdings Ltd.	10.500%	8,225	206,653	(d)
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%	14,381	262,453	(f)
Diversified Financial Services — 1.1%
Citigroup Capital XII	8.500%	13,200	331,320	(f)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	SHARES	VALUE
Diversified Financial Services — (continued)
Citigroup Capital XIII	7.875%	7,225	$190,813	(f)
Total Diversified Financial Services			522,133
TOTAL FINANCIALS			991,239
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%	434	41,230	(b)(d)(f)
TOTAL PREFERRED STOCKS (Cost — $1,126,378)			1,032,469

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.2%
Buffets Restaurant Holdings		4/28/14	168	2	*(a)(b)
Charter Communications Inc.		11/30/14	209	2,351	*(b)
General Motors Co.		7/10/16	2,486	28,937	*
General Motors Co.		7/10/19	2,486	19,714	*
Jack Cooper Holdings Corp.		12/15/17	210	13,125	*(b)
Jack Cooper Holdings Corp.		5/6/18	97	6,063	*(b)
Nortek Inc.		12/7/14	339	678	*(a)(b)
SemGroup Corp.		11/30/14	912	3,739	*(a)
TOTAL WARRANTS (Cost — $312,583)				74,609
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $46,519,167)				44,380,579
		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 0.1%
U.S. Government Agencies — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100 - 0.120%	1/10/12	22,000	21,999	(k)(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	1/9/12	2,000	2,000	(k)(l)
TOTAL SHORT-TERM INVESTMENTS (Cost — $23,993)				23,999
TOTAL INVESTMENTS — 97.8% (Cost — $46,543,160#)				44,404,578
Other Assets in Excess of Liabilities — 2.2%				995,998
TOTAL NET ASSETS — 100.0%				$45,400,576

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Illiquid security.
(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)	The maturity principal is currently in default as of September 30, 2011.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	The coupon payment on these securities is currently in default as of September 30, 2011.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
(k)	Rate shown represents yield-to-maturity.
(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(m)	All or a portion of this loan is unfunded as of September 30, 2011. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$37,495,763	$789,241	$38,285,004
Collateralized senior loans	—	805,064	—	805,064
Convertible bonds & notes	—	746,825	—	746,825
Sovereign bonds	—	2,093,339	—	2,093,339
Common stocks:
Consumer discretionary	$670,643	—	—	670,643
Energy	17,285	—	206,218	223,503
Industrials	4,809	—	150,510	155,319
Convertible preferred stocks	293,804	—	—	293,804
Preferred stocks:
Financials	784,586	206,653	—	991,239
Industrials	—	—	41,230	41,230
Warrants	48,651	3,739	22,219	74,609
Total long-term investments	$1,819,778	$41,351,383	$1,209,418	$44,380,579
Short-term investments†	—	23,999	—	23,999
Total investments	$1,819,778	$41,375,382	$1,209,418	$44,404,578
Other financial instruments:
Forward foreign currency contracts	—	$22,226	—	$22,226
Total	$1,819,778	$41,397,608	$1,209,418	$44,426,804

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$712	—	—	$712

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			COMMON STOCKS
	CORPORATE
	BONDS &	COLLATERALIZED				PREFERRED
INVESTMENTS IN SECURITIES	NOTES	SENIOR LOANS	ENERGY	INDUSTRIALS	MATERIALS	STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2010	$202,816	$263,900	—	$7,651	$2,455	—	$7,631	$484,453
Accrued premiums/discounts	326	79	—	—	—	—	—	405
Realized gain (loss)(1)	(100,625)	—	—	—	(33,790)	—	(11)	(134,426)
Change in unrealized appreciation (depreciation)(2)	86,216	(5,505)	$26,151	(74,464)	31,608	$3,151	6,944	74,101
Net purchases (sales)	600,489	(258,474)	180,067	217,323	(273)	38,079	5,303	782,514
Transfers into Level 3	19	—	—	—	—	—	2,352	2,371
Transfers out of Level 3	—	—	—	—	—	—	—	—
Balance as of September 30, 2011	$789,241	—	$206,218	$150,510	—	$41,230	$22,219	$1,209,418
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011(2)	$(14,409)	—	$26,151	$(74,464)	—	$3,151	$6,944	$(52,627)

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or

Notes to Schedule of Investments (unaudited) (continued)

if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Notes to Schedule of Investments (unaudited) (continued)

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(i) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,806,291
Gross unrealized depreciation	(3,944,873)
Net unrealized depreciation	$(2,138,582)

At September 30, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED (LOSS)
Contracts to Sell:
U.S. Treasury 5-Year Notes	17	12/11	$2,081,522	$2,082,234	$(712)

During the period ended September 30, 2011, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding December 31, 2010	—	—
Options written	19,660,000	$314,560
Options closed	(2,300,000)	(64,400)
Options expired	(17,360,000)	(250,160)
Written options, outstanding September 30, 2011	—	—

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	100,000	$133,939	11/16/11	$7,533
Euro	Royal Bank of Scotland PLC	100,000	133,939	11/16/11	9,817
Euro	Royal Bank of Scotland PLC	200,000	267,878	11/16/11	4,876
Net unrealized gain on open forward foreign currency contracts					$22,226

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

	Futures Contracts		Forward Foreign Currency Contracts

Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	$(712)	—	—	$(712)
Foreign Exchange Contracts	—	—	$22,226	—	22,226
Total	—	$(712)	$22,226	—	$21,514

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$20,797
Written options†	90,878
Forward foreign currency contracts (to buy)†	37,014
Forward foreign currency contracts (to sell)	474,264
Futures contracts (to buy)†	249,313
Futures contracts (to sell)	2,028,339

†At September 30, 2011, there were no open positions held in this derivative.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: November 28, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: November 28, 2011